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                                                                    EXHIBIT 23.2

                CONSENT OF CAPLIN MEEHAN, INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated April 1, 1999, with respect to the combined financial statements of Knowledge Well Group Limited and Knowledge well Limited, included in the 8-K/A, filed with the Securities and Exchange Commission on July 19, 1999.

/s/ Caplin Meehan, Independent Auditors
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Dublin, Ireland
July 23, 1999